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                                                                   Exhibit 10.1



PROMISSORY NOTE



$106,922.68                                                 BALTIMORE, MARYLAND
                                                              DECEMBER 31, 1996


    ON DEMAND, the undersigned promises to pay to the order of The Chapman Co. One hundred six thousand nine hundred twenty-two dollars and sixty-eight cents ($106,922.68), at its offices in Baltimore, Maryland, together with interest thereon from the date hereof until paid at the prime rate per annum as published in The Wall Street Journal from time to time.




                                                 /s/ NATHAN A. CHAPMAN, JR.
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